SHORT TERM LOAN	12 Months Ended
Jan. 31, 2023
Short-Term Debt [Abstract]
SHORT TERM LOAN	SHORT TERM LOAN
We entered into two revolving credit facilities effective upon the completion of the spin-off, February 2021, which are valid for three years until January 31, 2024 and provide for a total of up to $100.0 million in total borrowings. As of January 31, 2023, we do not have any withdrawn funds from the revolving credit facilities. Interest rates on both facilities are based on LIBOR or Term SOFR plus a margin of 2.25% - 3.15%. The interest expense incurred on the withdrawn amount was $1.6 million and $0.2 million for the years ended January 31, 2023 and 2022, respectively. In addition, we are required to pay a commitment fee with respect to unused credit under the credit facilities at a rate of 0.55% - 0.75% per annum. The commitment fee incurred with respect to unused credit under the credit facilities was $0.3 million and $0.4 million for the year ended January 31, 2023 and 2022, respectively.

Our obligations under the credit facilities are guaranteed by certain customary affirmative and restrictive covenants for credit facilities of this type. The credit facilities also contain financial covenants which are measured at the end of each quarter. During the year ended January 31, 2023, we reached into agreements with the banks about updated financial covenants in the credit facilities. The current financial covenants are:

1.The equity shall not decrease below $200 million or below 30% of Cognyte’s total consolidated assets.
2.Cognyte shall maintain, on consolidated basis, an amount of unrestricted cash and cash equivalents (including short term investments) of at least $25 million.
3.The current assets shall be higher than current liabilities.
4.The net cash (total cash, cash equivalents and short term investments less total debt) shall be higher than $10.0 million.

The limitations imposed by the covenants are subject to certain exceptions.

The credit facility agreements provide for default events with corresponding grace periods that are customary for credit facilities of this nature. Upon a default event, all of our obligations owed under the credit facilities may be declared immediately due and payable, and the lenders’ commitments to provide loans under the credit facility agreements may be terminated.

As at January 31, 2023 and 2022 we met all the financial covenants.